© 2009 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
Chairman &
Chief Executive Officer
Goldman Sachs U.S. Financial Services Conference
New York City
December 8, 2009
NORTHERN TRUST
CORPORATION
EXHIBIT 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2008 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service 3 Agenda Northern Trust Corporation Strategic Positioning Financial Strength Current Topics of Interest

© 2009 Northern Trust Corporation Service Expertise Integrity Strategic Positioning

Integrity Expertise Service

A Client-centric and Highly Focused Business Model
Our Clients
Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds
Assets Under Custody
$3.6 Trillion
Assets Under Management
$610.5 Billion
As of 9/30/09
Balance Sheet Assets
$78.0 Billion

Integrity Expertise Service

Personal Financial Services
Extensive Reach in High Growth Target Market
Network of 81 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(15)
Illinois
(15)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Massachusetts (1)
Northern Trust Named
‘Best Private Bank in
‘Best Private Bank in
North America’
North America’
By publications of the Financial
Times Group, November 2009

Integrity Expertise Service

Corporate & Institutional Services
Positioned Globally for Growth
Serving clients locally and capitalizing on global opportunities
Dublin
Limerick
18 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries
Chicago
(Corporate
Headquarters)
Toronto London New
York
Luxembourg Amsterdam
Guernsey
Jersey
Singapore
Beijing
Tokyo
Bangalore
Hong Kong
Melbourne
Abu Dhabi
North America
Europe, Middle East, & Africa
Asia
Pacific
59% of C&IS
AUC is Global
~30% of Staff is
Outside U.S.
Stockholm

Integrity Expertise Service

$48B / 34%
$46B / 32%
$38B / 27%
Personal Financial Services
$141.5 Billion
Equities
Fixed
Income
Short
Duration
Other
$10B
7%
$258B / 55%
$65 / 14%
$111B / 24%
Corporate & Institutional Services
$469.0 Billion
Passive
Short Duration
Sec
Lending
Collateral
Other
$1B / <1%
Assets Under Management - $610.5 Billion
September 30, 2009
Manager of Managers
$27B / 6%
Northern Trust Global Investments
Providing Investment Solutions to Target Clients
$65B / 14%
Short
Duration
Active Fixed
Income / $7B / 1%

© 2009 Northern Trust Corporation Service Expertise Integrity Financial Strength

Integrity Expertise Service

Consistently Strong and Conservative Balance Sheet
90% of Northern Trust’s
total securities portfolio
composed of triple-A rated
securities
81% of Asset-Backed
Securities rated triple-A
Exposure to subprime
Asset-Backed securities
relative to the overall
portfolio minimal at ~1%
Total net, pre-tax unrealized
losses of only $52 million
High Quality, Short Duration
Securities Portfolio
Relationship-based lending
practices
Consistent and
conservative underwriting
standards
Loan quality is notably
better than peer averages*
Diversified, High Quality
Loan Portfolio
All data is as of September 30, 2009.       *Top 20 U.S. banks in terms of balance sheet assets.
Consistently Outstanding
Capital Strength
Northern Trust Corporation
Tier 1 Capital Ratio 13.3%
Well Capitalized Guideline 6.0%
Total Risk-Based Ratio 15.7%
Well Capitalized Guideline 10.0%
Leverage Ratio 9.0%
Well Capitalized Guideline 5.0%
Tier 1 Common Equity 12.7%
Tangible Common Equity 7.5%
$4.9
$2.7
$3.9
$3.6
$3.3
$3.1
$4.5
$6.2
$2.9
2001 2002 2003 2004 2005 2006 2007 2008 3Q09
COMMON EQUITY ($ Billions)
CAGR: +12%
3.86%
2.78%
1.07%
0.65%
EOP NPAs to Loans NCOs to Avg Loans
NTRS Top 20 Peers' Average

Integrity Expertise Service

Strong Year-to-Date 2009 Financial Performance Despite Market Headwinds
Operating Basis e.g. excluding VISA related items
*Includes $561.5 million in voluntary client support related charges or ($1.59) of earnings per share.
Year-to-Date
9/30/08
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Operating EPS
$1,535
$358
$188
$796
$2,877
$1,713
$175
$989
$336
$653
$2.29
Year-to-Date
9/30/09
($ in millions, except EPS)
$1,647
$382
$201
$781
$3,011
$2,379*
$55
$577
$259
$318
$1.40

© 2009 Northern Trust Corporation Service Expertise Integrity Current Topics of Interest

Integrity Expertise Service

$513
$557
$622
$648
$651
$601
$621
$735
$810
$908
$1,129
$796
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD
2009
$66
$64
$53
$46
$41
$37
$35
$34
$32
$31
$27
$25
Average Earning Assets ($Billions)
Spotlight: Net Interest Income
2.08%
2.05%
2.02%
2.02%
1.93%
1.73%
1.68%
1.82%
1.76%
1.70%
1.76%
1.60%
Net Interest Income is driven by balance sheet composition,
trends in earnings assets and interest rate dynamics.
Net Interest Margin
Net Interest Income ($Millions)

Integrity Expertise Service

$104
$108
$153
$140
$106
$110
$158
$180
$247
$351
$616
$358
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD
2009
$200
$312
$385
$452
$471
$727
$965
$1,240
$1,691
$2,087
$1,422
$1,898
Global Custody Assets ($Billions)
Spotlight: Foreign Exchange Trading Income
Foreign Exchange Trading Income is an outgrowth of our successful global custody business, and is primarily driven by currency volatility and client volumes.
Foreign Exchange Trading Income ($Millions)

Integrity Expertise Service

$85
$98
$117
$136
$100
$99
$120
$149
$192
$293
$434
$113
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD
2009
$65
$81
$95
$92
$89
$133
$188
$217
$248
$270
$110
$111
Securities Lending Collateral ($Billions)
Spotlight: Securities Lending Fees
Securities Lending is a client-directed asset management service driven by capital markets supply and demand dynamics, and the interest rate and credit spread environment.
Securities Lending Fees ($Millions)
*Securities lending mark-to-market collateral fund marks have been excluded in 2007, 2008 and YTD 2009.

© 2009 Northern Trust Corporation Service Expertise Integrity Concluding Thoughts

Integrity Expertise Service

1889 2009
120-Year Heritage of Service, Expertise and Integrity
Leadership positions in client-focused business segments
Attractive market and geographic growth opportunities
Comprehensive product capabilities
Distinctive balance sheet and capital strength
Invested, experienced and stable management team
Proven record of managing the business for long-term growth and profitability
Long-Term Success Due to Enduring Strategies:

© 2009 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
Chairman &
Chief Executive Officer
Goldman Sachs U.S. Financial Services Conference
New York City
December 8, 2009
NORTHERN TRUST
CORPORATION